  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

STANDARD DIVERSIFIED INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 5th Avenue, 12th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 922-3752

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	SDI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2020, the Compensation Committee of the Board of Directors of Standard Diversified Inc. (the “Company” or “SDI”) approved the payment in connection with the Merger (as defined below) to Bradford A. Tobin, General Counsel and Secretary of the Company, of a special bonus payment in the amount of $175,000, to provide equitable compensation in recognition of his efforts in connection with the Merger Agreement (as defined below).  Such bonus shall be payable in cash at the closing of the Merger.

Item 8.01.	Other Information.

Introduction

As previously announced, on April 7, 2020, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among the Company, Turning Point Brands, Inc. (“TPB”) and Standard Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of TPB (“Merger Sub”).  The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of certain specific conditions set forth therein, (i) the merger of SDI with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of TPB.

Pursuant to the Merger Agreement, each share of the Company’s Class A Common Stock, par value $0.01 per share, and the Company’s Class B Common Stock, par value $0.01 per share (collectively, the “SDI Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (except for shares held by TPB, Merger Sub or any subsidiary of TPB) will be converted into the right to receive a fraction of a share of TPB Voting Common Stock, par value $0.01 per share (“TPB Common Stock”) equal to (a) 97% of the total number of shares of TPB Common Stock held by SDI at the Effective Time, divided by (b)(1) the total number of shares of SDI Common Stock outstanding at such date plus (2) the total number of shares of SDI Common Stock underlying all awards of shares of SDI Common Stock granted under SDI’s 2017 Omnibus Equity Incentive Plan (the “Plan”) that are unvested or subject to a risk of forfeiture and awards of restricted stock units relating to shares of SDI Common Stock granted under the Plan that will vest immediately prior the Effective Time, but only to the extent such shares were not outstanding prior to such vesting.

TPB filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which was declared effective by the SEC on June 17, 2020, that includes a document that serves as a prospectus of TPB and a proxy statement of SDI (the “proxy statement/prospectus”) in connection with the Merger, which was mailed to the stockholders of SDI beginning on or about June 17, 2020.

SDI is making this filing to supplement the proxy statement/prospectus.  Nothing in any public filing, including this Current Report on Form 8-K (this “Current Report”), is or shall be deemed to be an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any other public filing relating to the matters referenced herein.

Supplemental Disclosures

SDI and TPB have agreed to make the following supplemental disclosures to the proxy statement/prospectus. The following information should be read in conjunction with the proxy statement/prospectus, which should be read carefully and in its entirety. All page references in the information below are to pages in the proxy statement/prospectus, and capitalized terms used in this Current Report shall have the meanings set forth in the proxy statement/prospectus, unless otherwise defined herein.

(1)	Supplement to “QUESTIONS AND ANSWERS ABOUT THE MERGER”

The following disclosure was inadvertently included in the proxy statement/prospectus and should be deleted as indicated below in the referenced paragraph under the heading “QUESTIONS AND ANSWERS ABOUT THE MERGER” on page 2 of the proxy statement/prospectus..

Under the question titled “Q: What is required to consummate the merger?” on page 2 of the proxy statement/prospectus, the words “To consummate the merger, the TPB stockholders must adopt and approve the merger agreement and the transactions contemplated thereby.” are deleted.

(2)	Supplement to “THE MERGER – Background of the Merger”

The following disclosure supplements and is to be inserted as indicated below in the referenced paragraph under the heading “THE MERGER – Background of the Merger” on page 43 of the proxy statement/prospectus.

In the last sentence of the third full paragraph on page 43 of the proxy statement/prospectus, the words “, based on the merger being structured as a forward triangular merger requiring the approval of TPB as the sole stockholder of Merger Sub and an analysis of the rules of the New York Stock Exchange regarding issuances of the stock of listed entities in certain transactions,” are inserted after the words “once the parties determined.”

(3)	Supplement to “THE MERGER – Opinion of the Financial Advisor to the SDI Special Committee”

The following disclosure supplements and is to be inserted as indicated below in the referenced paragraphs under the heading “THE MERGER – Opinion of the Financial Advisor to the SDI Special Committee” on pages 52 and 53 of the proxy statement/prospectus.

In the first line of the first full paragraph on page 52 of the proxy statement/prospectus, the words “of $18.7 million,” are inserted after the words “net liabilities.”

In the first paragraph of the section titled “Miscellaneous” on page 53 of the proxy statement/prospectus, the words “(inclusive of the $125,000 referred to below)” are inserted after the words “for its services.” In the same paragraph, the number “$125,000” is inserted after the words “the balance of.”

In the third paragraph of the section titled “Miscellaneous” on page 53 of the proxy statement/prospectus, the words “in an amount of $100,000” are inserted after the words “for such services.”

(4)	Supplement to “THE MERGER – Interests of SDI Directors and Executive Officers in the Merger”

The following disclosure supplements and is to be inserted as indicated below in the table under the heading “THE MERGER – Interests of SDI Directors and Executive Officers in the Merger” on page 58 of the proxy statement/prospectus.

In the last paragraph on page 58 of the proxy statement/prospectus, the following sentence is inserted as a new last sentence “Mr. Tobin shall also receive a cash bonus, payable at the closing of the merger, in the amount of $175,000.”

(5)	Supplement to “THE MERGER – Golden Parachute Compensation”

The following disclosure supplements and is to be inserted as indicated below in the table under the heading “THE MERGER – Golden Parachute Compensation” on page 60 of the proxy statement/prospectus.

In the first and fourth columns of the line of table for Bradford A. Tobin, the amounts “$175,000” and “$303,259” are inserted.

Cautionary Statements Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as “plan,” “target,” “goal,” “believes,” “intends,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import or future or conditional verbs such as will, may, might, should, would, could, or similar variations. Similarly, statements herein that describe the merger, including its financial and operational impact, and other statements of the parties’ or management’s plans, expectations, objectives, projections, beliefs, intentions, goals, and statements about the benefits of the merger, the expected timing of completion of the merger, and other statements that are not historical facts are also forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of TPB Common Stock or SDI Common Stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the unpredictability of the commercial success of TPB’s businesses or operations; the effects of dispositions of businesses or assets; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transactions; competitive responses to the transactions; the ability of the parties to consummate the merger on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the merger, including, but not limited to, approval by the Company’s stockholders; the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of TPB to implement its plans, forecasts and other expectations with respect to TPB’s business after the completion of the merger; business disruption following the transaction; the merger may not be completed on the timeframe expected or at all; diversion of management’s attention from ongoing business operations and opportunities; litigation relating to the transactions and the other risks and important factors contained and identified in the Company’s and TPB’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements, the registration statement on Form S-4 filed by TPB and the proxy statement of the Company with respect to the vote of its stockholders to approve the transactions. As a result of these and other risks, the merger may not be completed on the timeframe expected or at all.  Neither TPB nor SDI undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

Additional Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction.  In connection with the proposed transaction, TPB filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective on June 17, 2020, that includes a document that serves as a prospectus of TPB and a proxy statement of SDI (the “proxy statement/prospectus”), and each party has filed and may hereafter file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR ARE HEREAFTER FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website or from TPB or SDI. The documents filed by TPB with the SEC may be obtained free of charge at TPB’s website at www.turningpointbrands.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TPB by contacting TPB’s Investor Relations department at (502) 774-9238. The documents filed by SDI with the SEC may be obtained free of charge at SDI’s website at www.standarddiversified.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from SDI by requesting them by mail at Standard Diversified Inc., 767 5th Ave., 12th Floor, New York, NY 10153, Attention: Investor Relations, Telephone (212) 836-9606.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

TPB and SDI and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information about TPB’s directors and executive officers is available in TPB’s proxy statement dated March 19, 2020, for its 2020 annual meeting of stockholders. Information about SDI’s directors and executive officers is available in SDI’s Form 10-K/A filed with the SEC on April 22, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from TPB or SDI as indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED INC.

Date: June 26, 2020	By:	/s/ Bradford A. Tobin
Name: Bradford A. Tobin
Title: General Counsel & Secretary